SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as
         permitted by Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to (section)240.14a-11(c) or
         (section)240.14a-12

                           The Med-Design Corporation
         ----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

         ----------------------------------------------------------------------
         (Names of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11.

         1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

         5) Total fee paid:

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[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ----------------------------------------------------------------------

         2) Form, Schedule or Registration No.:

         ----------------------------------------------------------------------

         3) Filing Party:

         ----------------------------------------------------------------------

         4) Date Filed:

         ----------------------------------------------------------------------

                       [The Med Design Corporation Logo]


                               2810 Bunsen Avenue
                            Ventura, California 93003



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          -----------------------------


To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of stockholders of The Med-Design Corporation (the "Company") will be held at The Union League, Broad and Sansom Streets, Philadelphia, Pennsylvania, on July 30, 1998, for the following purposes:

     1. To elect seven directors of the Company to serve for the following year, or until their successors have been elected and qualified.

     2. To act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending December 31, 1998.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     A proxy, if properly executed and received in time for the voting, will be voted in the manner directed therein. If no direction is made, such proxy will be voted FOR all proposals therein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed May 30, 1998, as the record date for determining stockholders entitled to notice of the Annual Meeting and to vote at such adjournments thereof. Only stockholders of record as of the close of business on May 30, 1998, entitled to notice of, and to vote at, such meeting or any adjournments thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed pxoxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and each such proxy must be completed and returned if you wish to vote all your shares eligible to be voted at the Annual Meeting.

                                           By Order of the Board of Directors



                                           Joseph N. Bongiovanni, III, Secretary

Dated: June 10, 1998


     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                       [The Med Design Corporation Logo]


                               2810 Bunsen Avenue
                            Ventura, California 93003


                             ----------------------
                                 PROXY STATEMENT
                             ----------------------

                                     GENERAL

The enclosed proxy is solicited pursuant to this Proxy Statement (to be mailed on or about June 10, 1998 by the Board of Directors of The Med-Design Corporation, a Delaware corporation, [for use at the Annual Meeting of Stockholders (the "Annual Meeting"] to be held at the time and place shown in the attached Notice of Annual Meeting of Stockholders and at any adjournment or adjournments thereof. The Company's telephone number is (805) 339-0375.

                    INFORMATION CONCERNING VOTING AND PROXIES

Proxies

     Shares represented by proxies, if properly signed, dated and received in time for the voting, will be voted at the Annual Meeting as specified, or, if not otherwise specified, FOR the election as directors of the nominees named herein and FOR each other proposal described in the attached Notice of Annual Meeting of Stockholders. Such proxies are revocable at anytime before they are exercised by written notice to the Secretary of the Company. Attendance at the Annual Meeting will not, without delivery of the written notice described in the immediately preceding sentence, constitute revocation of a proxy. Management is not aware at the date hereof of any matter to be presented at the Annual Meeting other than the election of directors and the other proposal described in the attached Notice of Annual Meeting of Stockholders. If any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgement.

     The expense of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy and Proxy Statement, will be paid by the Company. The solicitation will be made by directors, officers and regular employees of the Company without additional compensation. In addition, banks, brokers, and other nominees will be reimbursed for their customary expenses incurred in connection with the forwarding of such materials. The Company may employ an outside firm to assist in the solicitation of proxies and the cost, if any, for such services will be paid by the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile transmission.

Record Date

     The record date for determining the holders of the common stock, $.01 par value per share, of the Company ("Common Stock"), the only class of capital stock of the Company that is issued and outstanding, who are entitled to notice of, and to vote at, the Annual Meeting is May 30, 1998.

Voting Securities

     As of the close of business on April 10, 1998, there were 7,951,570 shares of Common Stock outstanding, each of which will entitle its holder of to one vote at the Annual Meeting. There is no cumulative voting.

ITEM 1 - ELECTION OF DIRECTORS

     At December 31, 1997, the Board of Directors consisted of seven persons, James M. Donegan, John A. Botich, Joseph N. Bongiovanni, III, Gilbert M. White, John F. Kelley, William A. Jolly and John S. Marr. The nominating committee, which has the task of nominating members for the Board, has nominated Messrs. Donegan, Botich, Bongiovanni, White, Kelley, Marr and Jolly. The Stockholders are being asked to elect seven directors, who will comprise the Board of Directors of the Company, to serve for the ensuing year and until their successors are duly elected and qualified. All of the nominees are currently directors of the Company. If elected, each nominee will serve until the next annual meeting of stockholders of the Company or until his successor is elected and qualified.

     The persons named in the proxy intend to vote, unless otherwise instructed, FOR the election as director of each nominee. Each nominee has expressed his willingness to serve as a director if elected and the Company knows of no reason why any nominee would be unable to serve. If any nominee is not available for election at the time of the Annual Meeting, however, the proxy holders may vote for any other person in their discretion or may refrain from electing or voting to elect anyone to fill the position. The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 10, 1998, certain information with respect to the beneficial ownership of Common Stock by each person known to the Company to own beneficially five percent or more of the outstanding Common Stock (the only class outstanding), by each director, and by all officers and directors as a group.

                                                            Number of Shares                Percent of Class
                  Name and Address (1)                    Beneficially Owned (2)           Beneficially Owned
                  --------------------                    ----------------------           ------------------
James M. Donegan.............................................  1,459,115(3)                     18.34%


Thor R. Halseth..............................................    455,546(4)                      5.72%


Michael J. Botich............................................    401,592(4)                      5.05%


John A. Botich...............................................    265,380(5)                      3.33%


Joseph N.  Bongiovanni, III..................................     17,000(6)                         *


Gilbert M. White.............................................    155,700(7)                      1.94%


John F. Kelley...............................................    357,750(8)                      4.32%


John S. Marr, M.D............................................     42,000(9)                         *


William A. Jolly.............................................      5,000(10)                        *


                                       2




Hathaway & Associates, Ltd...................................    477,000(11)                     6.00%


All Directors and Officers as a Group (12 persons)...........  3,220,683(12)                    38.12%

--------------------
*Less than one percent (1%)

(1) Unless otherwise indicated, the address of each named holder is c/o The Med-Design Corporation, 2810 Bunsen Avenue, Ventura, California 93003.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting on investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within sixty (60) days of April 10, 1998, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the person named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 1,600 shares of Common Stock held by Mr. Donegan as custodian for Derek Donegan, his son, under Pennsylvania Uniform Gifts to Minor Act.

(4) Includes options to purchase 6,000 shares of Common Stock granted pursuant to the Company's Non-Qualified Stock Option Plan ("Option Plan").

(5) Includes 5,446 shares of Common Stock owned by Mr Botich's spouse, Nina Dominguez and Jacqueline Treguboff as joint tenants and options to purchase 9,400 shares of Common Stock granted pursuant to the Option Plan.

(6) Includes Options to purchase 7,000 shares of Common Stock granted pursuant to the Company's Option Plan.

(7) Includes 200 shares of Common Stock held by Mr. White's spouse, options to purchase 8,400 shares of Common Stock granted pursuant to the Option Plan and warrants to purchase 50,000 shares of Common Stock.

(8) Includes options to purchase 32,000 shares of Common Stock pursuant to the Company's Option Plan and warrants to purchase 300,000 shares of the Company's Common Stock granted by the Company.

(9) Includes options to purchase 32,000 shares of Common Stock pursuant to the Company's Option Plan.

(10) Represents warrants to purchase 5,000 shares of Common Stock owned by Mr. Jolly.

(11) Based on a Schedule 13G filed with the Securities and Exchange Commission on January 31, 1997 by Hathaway & Associates, Ltd., whose address is 119 Rowayton Avenue, Rowayton, CT 06853.

(12) Includes options and warrants to purchase 460,800 shares of Common Stock granted to directors and officers of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS

Identification and Business Experience

     The following table sets forth the names and certain information about each of the nominees for election as a director of the Company and the executive officers of the Company.

                                                                                                       Director/
Name                                          Age      Position(s)                                     Officer Since
----                                          ---      -----------                                     -------------
James M. Donegan (1)(2)(4)                    47       Chairman of the Board, Chief Executive          1994
                                                       Officer and President

John A. Botich (1)(4)                         74       Director                                        1994


Lawrence D. Ellis                             47       Vice President, Acting Chief Financial          1996
                                                       Officer


Joseph N. Bongiovanni, III (1)(4)             53       Vice President, Secretary and Director          1994


Gilbert M. White (3)(4)                       62       Director                                        1994


John J. Osborne                               51       Senior Vice President, Marketing                1994


Michael J. Botich                             49       Senior Vice President, Research and             1994
                                                       Development

Thor R. Halseth                               45       Senior Vice President, Design                   1994


Donald M. Shea                                61       Vice President, Manufacturing and               1994
                                                       Automation Engineering

John F. Kelley (1)(2)(3)(4)                   54       Director                                        1995

John S. Marr(1)(2)(3)                         57       Director                                        1995

William A. Jolly(2)(3)                        44       Director                                        1997

----------------

(1)  Member of the Executive Committee of the Board of Directors.

(2)  Member of the Audit Committee of the Board of Directors.

(3)  Member of the Compensation Committee of the Board of Directors.

(4)  Member of the Nominating Committee of the Board of Directors.

     There are no family relationships among any of the Directors, executive officers and significant employees of the Company, other than John A. Botich and Michael J. Botich, who are father and son.

     Mr. Donegan is the Chairman of the Board of Directors of the Company and is the Chief Executive Officer and President of the Company. From 1991 to 1995, Mr. Donegan served as the marketing executive for the Structured Investment Division of Chase Manhattan Bank and most recently as the Managing Director of Chase Futures Management, Inc.

     Mr. John A. Botich is a director of the Company. From 1995 to 1997, Mr. Botich served as Executive Vice President and Chief Operating Officer of the Company. From 1990 to 1995, Mr. Botich served as the Chief Executive Officer of Med-Design, Inc., the predecessor of the Company.

     Mr. Ellis is the Company's Vice President, and Acting Chief Financial Officer. From 1991 to 1995 Mr. Ellis served as Controller for Phonotics, Inc., a company engaged in the research and development and manufacturing of fiber optic test equipment. In addition to Controller and Treasurer experience, Mr. Ellis has six years of public accounting experience with Ernst & Young, L.L.P.

     Mr. Bongiovanni is a director and is a Vice President and the Secretary of the Company. Since 1978, Mr. Bongiovanni has been the senior partner of the law firm Bongiovanni & Berger.

     Mr. White is a director and is an Executive Vice President of the Company. Prior to joining the Company in 1995, Mr. White had been a Senior Vice President of Rollins Hudig Hall, a large international insurance firm, where he designed, marketed and serviced complex insurance programs for large national and international clients since 1984.

     Mr. Osborne is the Senior Vice President, Marketing of the Company. From June 1992, to 1995, Mr. Osborne served as President of PRN Medical Associates, a firm specializing in the sale and marketing of medical devices for selected manufacturers, where he was responsible for marketing, sales training, advertising, public relations and the organization and implementation of sales and distribution networks.

     Mr. Michael J. Botich is the Senior Vice President, Research and Development of the Company, from 1990 to 1995, Mr. Botich was the Senior Vice President of MDI, where he assisted in developing, engineering and designing the Company's safety needle technology.

     Mr. Halseth is the Company's Senior Vice President, Design. From 1990 to 1995, Mr. Halseth served as President and Director of design for MDI, where he assisted in developing, engineering and designing the Company's safety needle technology. In addition, Mr. Halseth was a Senior Product Designer for Designworks U.S.A. from 1984 to 1995, where he directed and implemented the design of new and innovative products from the concept phase through models, prototypes and final product configuration. In addition, he was the principal designer of various products for the automotive, electronics, computer, recreational and consumer products industries.

     Mr. Shea is the Vice President, Manufacturing and Automation Engineering of the Company. From October, 1992, to 1995, Mr. Shea was the owner of Cimarron Automation Services, a manufacturing consulting firm, where he provided consulting services to MDI and other companies for the planning of manufacturing processes and automated assembly systems.

     Mr. Kelley is a director of the Company. Since January, 1996, Mr. Kelley has been engaged in consulting services as an independent contractor. From 1988 to January, 1996, Mr. Kelley was employed by Chase Manhattan Bank where he served as the President and a director of Chase Manhattan Futures Corporation, the President of Chase Futures Management Inc., and the President of Chase Futures Advisors Inc.

     Dr. Marr is a director of the Company. Since October, 1995, Dr. Marr has served as Medical Director of MD Health Plan. From 1993 to October, 1995, Dr. Marr served as the Physician Epidemiologist for the New York State Department of Health. From 1991 to 1993, Dr. Marr served as the Director of Greenwich Hospital Outpatient Clinics. He is a Clinical Associate Professor at the Department of Community and Preventative Medicine at New York Medical College and a lecturer at State University of New York, Department of Environmental Medicine and Community Health.

     Mr. Jolly is a Director of the Company. Since 1996, Mr. Jolly has served as Chairman of Fine Equities, Inc., a New York Investment Bank. From 1994 to 1996, he served as Vice President Worldwide Consumer Products, Asia-Pacific Region, for Scott Worldwide, Inc., where he was responsible for consumer products operation in 16 countries with 2,000 employees.

     The Board of Directors recommends that stockholders vote FOR the election of Messrs. Donegan, Botich, Bongiovanni, White, Kelley, Marr and Jolly.

Board Committees and Meetings

     The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. The Executive Committee has all powers of and the authority to exercise all the duties of the Board in the management of the business of the Company that may lawfully be delegated to it by the Board. The Audit Committee has the authority and duty to recommend to the Board the auditors to be engaged as the Company's independent public accountants and to review the scope and results of the audit and other services provided by the Company's independent accountants and to take such other action as it deems appropriate to insure the appropriate safeguarding of the Company's assets and appropriate accounting of its assets and liabilities. The Compensation Committee has all powers of and the authority to exercise all duties of the Board in matters relating to executive compensation and administration of all stock option and other employee benefit plans of the Company, subject to the terms of such plans. The Nominating Committee has the authority and duty to nominate directors of the Company to fill vacancies and to nominate directors of the Company's various subsidiaries, with such nomination to be approved by the Board in each case.

     During the fiscal year ended December 31,1997, eight meetings of the Board of Directors were held, at which all directors were present. The Executive Committee, the Audit Committee and the Compensation Committee each held one meeting during the fiscal year ended December 31,1997. The Nominating Committee did not meet during the fiscal year ended December 31, 1997, however, its functions were performed by the Board as a whole. No Director who was a Director or member of a committee during 1997 attended fewer that 75% of the the Board meetings or committee meetings held during fiscal year 1997.

ITEM 2 - APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected, subject to the stockholders' approval, Coopers & Lybrand L.L.P., as independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998. Coopers & Lybrand L.L.P., was the Company's independent accountants for the fiscal year ended December 31, 1997. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to answer appropriate questions with respect to that firm's examination of the Company's financial statements and records for the fiscal year ended December 31, 1997.

Vote Required for Approval of Independent Accountant

     Under Delaware law, the affirmative vote of a majority of the votes cast by the holders of the Company's shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants. Under Delaware law abstentions are counted in determining the number of votes cast and, thus, will have the effect of a vote against the proposal. Under Delaware law, a broker non-vote will not be counted in determining the number of votes cast and, thus, will have no effect on the outcome of the vote.

     The Board of Directors recommends that stockholders vote FOR the approval of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants.

                             EXECUTIVE COMPENSATION

Compensation Table

     The following table set forth information on the annual compensation of the Chief Executive Officer whose salary exceeded $100,000 for the fiscal year ended December 31, 1997 for service rendered in all capacities during the fiscal year ended December 31, 1997.



                           Summary Compensation Table

                                                                         Annual Compensation
                                                                         --------------------
Name and Principal Position                                              Year          Salary
---------------------------                                              ----          ------
  James M. Donegan                                                      1997          182,692
  Chairman of the Board, Chief Executive Officer and President          1996          169,615

Option Grants in Fiscal Year 1997

     The following table sets forth the option grants made during the fiscal year ended December 31, 1997 to the Company's executive officer whose cash compensation for the fiscal year ended December 31, 1997 exceeded $100,000:


                                                   Percentage of Total
                                                   Options Granted to
                             Options Granted          Employees in         Exercise Price
           Name               (# of Shares)           Fiscal Year            ($/Share)          Expiration Date
           ----               -------------           -----------            ---------          ---------------

     James M. Donegan             25,000                  13%                   8.00               2/14/07(1)

----------------

(1) Represents options granted by the Company to Mr. Donegan pursuant to the Option Plan. Pursuant to the Option Plan, twenty percent (20%) of the options vest and become exercisable each year on the anniversary date of the grant and upon vesting, such options will expire five years thereafter. On December 31, 1997, none of the options granted Mr. Donegan were exercisable, and based on the closing price of the Company's Common Stock on December 31, 1997, those options had no value.

  Compensation of Directors

     The Independent Directors receive $500 per meeting attended and annually receive options to purchase 16,000 shares of Common Stock pursuant to the Plan as compensation for services on the Board of Directors and any committees thereof. No other directors receive cash or other compensation for services on the Board of Directors or any committee thereof. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members.

  Employment Agreements

     On April 5, 1995, the Company entered into an employment agreement with James M. Donegan, as Chief Executive Officer and President, for an initial term of five years. The agreement provided for a base compensation of $160,000 for the first year and bonuses and additional compensation as may be determined by the Board of Directors in its sole discretion. The Board of Directors may also in its sole discretion increase such base compensation, bonuses and additional compensation in each subsequent year. The agreement may be terminated for cause and contains a non-competition provision extending for three years after termination of employment. For the fiscal year ending December 31, 1997, Mr. Donegan's base compensation has been increased to $185,000, and has not been increased in 1998.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities ("ten-percent holders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and ten-percent holders are required by regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the fiscal year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors, and ten-percent holders were satisfied.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT,
                           BOARD MEMBERS AND PROMOTERS

     Joseph N. Bongiovanni, III, the senior partner of the law firm Bongiovanni & Berger, is a director, Vice President and Secretary of the company. During the fiscal year ended December 31, 1997, Bongiovanni & Berger received $31,830 for legal services performed for the Company in 1997.

     John F. Kelley, a director of the Company, performed consulting services to the Company during 1997 by evaluating and negotiating strategic alliances on behalf of the Company as well as provided substantial ongoing administrative support functions, for which the Company issued to Mr. Kelley warrants on March 19, 1997 to purchase 100,000 shares of Common Stock at an exercise price of $7.50. On March 19, 1997, the closing price of the Common Stock was $8.50.
In addition, the Company issued to Mr. Kelley warrants to purchase 100,000 shares of the Company's common stock on each of October 10, 1997 and January 14, 1998. The exercise prices of these warrants was $5.44 and $2.88, respectively, per share. On October 10, 1997 the exercise price of the stock option issued to Mr. Kelley on June 3, 1996, was reset, pursuant to the action of the Board of Directors, to $4.50 per share. Further, on January 14, 1998, the exercise price of the warrants issued to Mr. Kelley on March 19, 1997 and October 10, 1997 were reset, pursuant to the action of the Board of Directors, to $2.88 per share.

     William A. Jolly, a director of the Company, is the Chairman of the Board of Fine Equities, Inc. ("Fine"). Fine was engaged by the Company to serve as the placement agent for a private placement of $5,000,000 of the company's Common Stock (which was consummated on January 23, 1997), for which it received fees and a reimbursement of expenses approximating $345,000, together with warrants ("Warrants") to purchase 100,000 shares of Common Stock at an exercise price of $5.50 per share. Fine assigned Warrants to Mr. Jolly to purchase 5,000 shares of Common Stock.

     Gilbert M. White, a director of the Company, resigned as an officer of the Company on January 30, 1998. In connection with Mr. White's resignation, on January 14, 1998, the Company granted to Mr. White warrants to purchase 50,000 shares of the Company's stock at an exercise price of $2.88 per share as well as executed a consulting agreement with Mr. White whereby Mr. White shall provide insurance-related consulting services to the Company for a one year period at an hourly rate of $125.00 and a maximum payment to Mr. White of $65,000.

     John A. Botich, a director of the Company, resigned as an officer of the Company on July 31, 1997. In connection with Mr. Botich's retirement, the Company executed a consulting agreement with him for a six month period, whereby Mr. Botich would advise the Company on operational issues. In consideration for these services, Mr. Botich has been paid $50,000. The consulting agreement was renewed on January 14, 1998 for a six month period.

     John S. Marr, a director of the Company, was issued options to purchase 16,000 shares of Common Stock on June 3, 1996 at an exercise price of $20.50. she exercise price of the stock option was reset on October 10, 1997 pursuant to the action of the Board of Directors, to $4.50 per share.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the next annual meeting of stockholders, to be held in 1999, must be received by the Company at 2810 Bunsen Ave, Ventura, California 93003, by December 14, 1998.

                                      By Order of the Board of Directors



                                      Joseph N. Bongiovanni, III, Secretary

Dated: June 10, 1998

PROXY

                           THE MED-DESIGN CORPORATION

                ANNUAL MEETING OF STOCKHOLDERS -- JULY 30, 1998

     The undersigned hereby revokes all previous proxies for his shares and appoints James M. Donegan, Joseph N. Bongiovanni, III, and Gilbert M. White, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the common stock, $.01 par value per share, of The Med-Design Corporation (the "Company") that the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders to be held in Philadelphia, Pennsylvania, on July 30, 1998,including any adjournments thereof, upon the matters set forth below.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED AND IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSALS SET FORTH IN ITEMS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2 AND WITHIN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER PURSUANT TO ITEM 3.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.   Election of Directors
     NOMINEES: James M. Donegan, John A. Botich, Joseph N. Bongiovanni, III, Gilbert M. White, John F. Kelley, John S. Marr, and William A. Jolly.

     / / FOR                            / / WITHHOLD AUTHORITY
     all nominees list above            to vote for all nominees listed above

________________________________________________________________________________
/ / FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

                 (Continued and to be signed on reverse side.)

2. Proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending December 31, 1998.

             / / FOR             / / AGAINST             / / ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

                                                  Dated: _________________, 1998

                                                  ______________________________
                                                            Signature

                                                  ______________________________
                                                            Signature

                                                  Note: please sign exactly as
                                                  your name appears on the
                                                  proxy. If signing for estates,
                                                  trusts or corporations, title
                                                  or capacity should be stated.
                                                  If shares are held jointly,
                                                  each holder must sign.

         PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.
                   NO POSTAGE REQUIRED IF MAILED IN THE U.S.